                                                                      EXHIBIT 24
                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ George David
                                             ---------------------------------
                                             George David

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ Antonia Handler Chayes
                                             ---------------------------------
                                             Antonia Handler Chayes

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ Charles W. Duncan, Jr.
                                             ---------------------------------
                                             Charles W. Duncan, Jr.

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ Jean-Pierre Garnier
                                             ---------------------------------
                                             Jean-Pierre Garnier

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 1999.


                                             /s/ Pehr G. Gyllenhammar
                                             ---------------------------------
                                             Pehr G. Gyllenhammar

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1999.


                                             /s/ Karl J. Krapek
                                             ---------------------------------
                                             Karl J. Krapek

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ Charles R. Lee
                                             ---------------------------------
                                             Charles R. Lee

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1999.


                                             /s/ Robert H. Malott
                                             ---------------------------------
                                             Robert H. Malott

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ William J. Perry
                                             ---------------------------------
                                             William J. Perry

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ Frank P. Popoff
                                             ---------------------------------
                                             Frank P. Popoff

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 1999.


                                             /s/ Andre Villeneuve
                                             ---------------------------------
                                             Andre Villeneuve

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of February, 1999.


                                             /s/ Harold A. Wagner
                                             ---------------------------------
                                             Harold A. Wagner

                        UNITED TECHNOLOGIES CORPORATION

                               Power Of Attorney

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David
J. FitzPatrick, Gilles Renaud and Jay L. Haberland and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, or supplements or amendments to such prospectus, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $528,950,000 (or its equivalent in one of more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units and/or warrants relating to increases or decreases in any specified stock index or indices; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1999.


                                             /s/ Jacqueline G. Wexler
                                             ---------------------------------
                                             Jacqueline G. Wexler